FILED: 01/22/2002
CID: 2002-00430642
WY Secretary of State

ARTICLES OF INCORPORATION

Wyoming Secretary of State Corporations Division The State Capitol Building Cheyenne, WY 82002-0020	Phone (307) 777-7311/7312 Fax (307) 777-5339 E-mail: corporations@state.wy.us

1.

Corporate name

                  NATION ENERGY INC                                                                                                    .

2.

Registered agent name  C T Corporation System                                                                                                             .

3.

Address of registered agent (must be a Wyoming street address which is identical to the registered agent’s business office; must include street address, city, state and zip code; no post office boxes or mail drop boxes.)

   c/o C T Corporation System, 1720 Carey Avenue, Cheyenne, WY 82001                                                                      .

                                                                                                                                                                                              .

4.

Number and class of shares the corporation will have the authority to issue:

 100,000,000 shares of common stock, with no par value                                                                                                   .

Number and class of shares which are entitled to receive the net assets upon dissolution:

 100,000,000 shares of common stock, with no par value                                                                                                   .

5.

Address for mailing annual report form

John R. Hislop, 1589 Marpole Avenue, Vancouver, BC Canada V6J 2R9                                                                          .

                                                                                                                                                                                              .

                                                                                                                                                                                              .

6.

Incorporators (list names and addresses of each incorporator):

 John R. Hislop, 1589 Marpole Avenue, Vancouver, BC Canada V6J 2R9                                                                         .

Donald A. Sharpe, 1281 Eldon Road, North Vancouver, BC Canada V7R 1T5                                                                 .

                                                                                                                                                                                              .

7.

WY001 – 6/26/00 C T Systems Online

8.

Execution (all incorporators must sign)

Printed Name	Signature	Date
John R. Hislop	“John R. Hislop”	“Jan 15, 2002”
Donald A. Sharpe	“Donald A. Sharpe”	“Jan 16/02”

9.

Contact Name	Daytime Phone Number
Tony Smith/CT Seattle	206-622-4511

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Filing Fee: $100.00

Instructions:

1.

Make check payable to Secretary of State.

2.

Articles must be accompanied by a written consent to appointment executed by the registered agent.

Revised 5/2000

WY001 – 6/26/00 C T Systems Online

CONSENT TO APPOINTMENT
BY REGISTERED AGENT

Wyoming Secretary of State Corporations Division The State Capitol Building Cheyenne, WY 82002-0020	Phone (307) 777-7311/7312 Fax (307) 777-5339 E-mail: corporations@state.wy.us

I,  C T Corporation System                                                             , voluntarily consent to serve as the

registered agent for  NATION ENERGY INC.                                                                                                            .

on the date shown below.

The registered agent certifies that he is:  (circle one)

(a)

An individual who resides in this state and whose business office is identical with the registered office;

(b)

A domestic corporation or not-for-profit domestic corporation whose business office is identical with the registered office; or

(c)

A foreign corporation or not-for-profit foreign corporation autho-
rized to transact business in this state whose business office is inden-
tical with the registered office.

Dated this  18TH

                             _ day of  JANUARY                                        ,  2002

.

C T Corporation System

By              “Jeff Carly, Asst VP”                                            _

    Signature of Registered Agent

Revised: 5/2002

WY001 – 6/26/00 C T Systems Online